UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Trex Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Trex Company, Inc. (the “Company”) for its 2014 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 21, 2014, in order to amend the number of authorized shares of common stock as set forth in Proposal 3 of the Proxy Statement.

After consultation with Institutional Shareholder Services, Inc., the Company has decided to amend the number of authorized shares of common stock in its Restated Certificate of Incorporation such that the increased total is 80,000,000 instead of 120,000,000. This change affects the following sections of the Proxy Statement: (i) Notice of Annual Meeting of Stockholders; (ii) Proposal 3; and (iii) the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

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CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.	Proposal 3 contained in the Notice set forth on page 3 of the Proxy Statement shall be amended to change the number of increased authorized shares of common stock from 120,000,000 to 80,000,000. The Notice is amended to read in its entirety as follows:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 30, 2014

To our stockholders:

Notice is hereby given that the 2014 annual meeting of stockholders of Trex Company, Inc. will be held at The George Washington Grand Hotel, 103 East Piccadilly Street, Winchester, Virginia, on Wednesday, April 30, 2014, at 9:00 a.m., local time, for the following purposes:

1.	to elect three directors of Trex Company;

2.	to approve, on a non-binding advisory basis, the compensation of our named executive officers;

3.	to approve an amendment to the Trex Company, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 40,000,000 to 80,000,000;

4.	to approve the Trex Company, Inc. 2014 Stock Incentive Plan;

5.	to ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2014 fiscal year; and

6.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 3, 2014 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend this meeting.

We have elected to adopt the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) to our stockholders instead of a paper copy of this proxy statement and our 2013 Annual Report. The Notice of Availability contains instructions on how to access and review those documents over the Internet. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. Stockholders who receive a Notice of Availability by mail and would like to receive a printed copy of our proxy materials, should follow the instructions for requesting such materials included on the Notice of Availability.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote, please complete and return your proxy card, or vote by telephone or via the Internet by following the instructions on your Notice of Availability. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,
/s/ William R. Gupp
William R. Gupp
Chief Administrative Officer, General
Counsel and Secretary

Dated: March 21, 2014

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2.	Proposal 3 of the Proxy Statement, under the section entitled “Approval of Amendment to Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock,” which was originally set forth on page 50 of the Proxy Statement shall be amended to change the number of increased authorized shares of common stock from 120,000,000 to 80,000,000. Proposal 3 is amended to read in its entirety as follows:

APPROVAL OF AMENDMENT TO RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Proposal 3)

The Board of Directors recommends that Article IV of the Restated Certificate of Incorporation of the Company be amended so as to increase the number of authorized shares of common stock, par value $.01 per share, from 40,000,000 shares to 80,000,000 shares. The proposal to increase such authorized number of shares of common stock is being submitted to the Company’s stockholders.

The authorized capital stock of the Company presently consists of 43,000,000 shares of capital stock, each with a par value of $0.01 per share, consisting of 40,000,000 shares of common stock and 3,000,000 shares of preferred stock. As of December 31, 2013, 16,737,807 shares of common stock were outstanding, 561,255 shares were held by the Company as treasury shares, and 1,190,752 shares were reserved for issuance under the Company’s stock incentive plans for directors, officers and other key employees.

On February 24, 2014, the Company announced a stock split in the form of a stock dividend, to be paid on May 7, 2014 to stockholders of record as of April 7, 2014. Subsequent to such stock split (using December 31, 2013 numbers), approximately 37,000,000 shares will be outstanding, held by the Company as treasury shares, or reserved for issuance under the Company’s stock incentive plan. Without taking action to increase the number of authorized common shares, this will leave only 3,000,000 authorized shares of common stock then presently available for future issuance. If the increase in authorized shares of common stock is approved, the number of authorized and unissued shares of common stock available for future issuance will increase to 43,000,000 shares.

In order to give the Company greater flexibility in considering and planning for future business needs, the Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of common stock. The Board of Directors has not authorized an increase in the number of shares of preferred stock.

Article IV of the Company’s Restated Certificate of Incorporation, as amended, would read as follows:

“The Corporation shall have the authority to issue a total of eighty three million (83,000,000) shares of capital stock, each with a par value of $0.01, consisting of eighty million (80,000,000) shares of common stock and three million (3,000,000) shares of preferred stock.”

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Possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, raising capital through the sale of common stock, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under the Company’s various equity compensation plans, and other transactions and corporate purposes that the Compensation Committee deems are in the Company’s best interest. The additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules of the New York Stock Exchange. As of the date of this proxy statement, the Company has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal. However, the Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. This amendment will not alter the number of shares issued on the date of stockholder approval. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal. The Company does not have any plan, commitment, arrangement, understanding or agreement, either oral or written to issue any shares of the proposed common stock (other than pursuant to the stock split referred to above).

The Company is not proposing to increase its authorized shares of common stock in order to impede a change of control of the Company and the Company is not aware of any current efforts to acquire control of the Company. However, under certain circumstances, the additional shares of common stock could be issued by the Company to defend against, or otherwise respond to, a hostile takeover bid. For instance, the Company could issue shares of common stock to dilute the stock ownership of a person or entity seeking to obtain control of the Company. The Company could also respond to an unsolicited takeover bid by issuing, in a private placement or otherwise, a significant portion of its securities with purchasers who might align with the Board in response to a specific change of control transaction affecting the Company. Moreover, the issuance of shares of common stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change could be considered favorable to stockholders generally.

Nevertheless, while the issuance of shares of common stock may have anti-takeover ramifications, the Board believes that the financial flexibility offered by this proposed amendment to the Restated Certificate of Incorporation outweighs any such disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.

The issuance of the additional shares of common stock contemplated by this proposal also could have the effect in certain circumstances of, among other things, diluting earnings per share, book value per share or voting power of the currently outstanding shares of common stock.

Approval of Proposal 3

Under Delaware law, approval of the an amendment to the Trex Company Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock issued and outstanding.

The board of directors unanimously recommends that the stockholders of Trex Company vote FOR approval of the proposed amendment.

3.	Proposal 3 contained on the Proxy Card of the Proxy Statement, originally set forth on page 82 of the Proxy Statement, shall be amended to change the number of increased authorized shares of common stock from 120,000,000 to 80,000,000. The Proxy Card is amended to read in its entirety as follows:

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on April 29, 2014.

Vote by Internet • Go to www.investorvote.com/TREX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors: 01 - Jay M. Gratz 02 - Ronald W. Kaplan 03 - Gerald Volas				+
	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees
		01	02	03
	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers	☐	☐	☐	3.	To approve an amendment to the Trex Company, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 40,000,000 to 80,000,000.	☐	☐	☐

4.	To approve the Trex Company, Inc. 2014 Stock Incentive Plan.	☐	☐	☐	5.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2014 fiscal year.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Proxy Statement and the 2013 Annual Report to Shareholders are available at:

http://investor.trex.com/phoenix.zhtml?c=86979&p=irol-proxy

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TREX COMPANY, INC.

160 EXETER DRIVE

WINCHESTER, VIRGINIA 22603-8605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2014 AT 9:00 A.M.

The undersigned appoints James E. Cline and William R. Gupp, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on April 30, 2014, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

(Continued and to be marked, dated and signed, on the other side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:	01 - Jay M. Gratz	02 - Ronald W. Kaplan	03 - Gerald Volas	+

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐	3.	To approve an amendment to the Trex Company, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 40,000,000 to 80,000,000.	☐	☐	☐

4.	To approve the Trex Company, Inc. 2014 Stock Incentive Plan.	☐	☐	☐	5.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2014 fiscal year.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenants, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executors, Administrator, Trustee or Guardian should give their full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Proxy Statement and the 2013 Annual Report to Shareholders are available at:

http://investor.trex.com/phoenix.zhtml?c=86979&p=irol-proxy

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — TREX COMPANY, INC.

160 EXETER DRIVE

WINCHESTER, VIRGINIA 22603-8605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF TREX COMPANY, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2014 AT 9:00 A.M.

The undersigned appoints James E. Cline and William R. Gupp, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Trex Company, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on April 30, 2014, and at any adjournment or postponement thereof, as indicated on the reverse side. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

(Continued and to be marked, dated and signed, on the other side)

Vote by Internet • Go to www.investorvote.com/TREX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Trex Company, Inc. Stockholder Meeting to be Held on April 30, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2014 Notice of Annual Meeting, Proxy Statement and 2013 Annual Report are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/TREX.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 16, 2014 to facilitate timely delivery.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://www.trex.com/2014proxy.

The 2014 Annual Meeting of Stockholders of Trex Company, Inc. will be held at The George Washington Grand Hotel, 103

East Piccadilly Street, Winchester, Virginia, on Wednesday, April 30, 2014 at 9:00 a.m., local time, for the following purposes:

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Management recommends a vote “FOR” PROPOSALS 1, 2, 3, 4 and 5.

1.	To elect three directors of Trex Company;

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

3.	To approve an amendment to the Trex Company, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 40,000,000 to 80,000,000;

4.	To approve the Trex Company, Inc. 2014 Stock Incentive Plan;

5.	To ratify the appointment of Ernst & Young LLP as Trex Company’s independent registered public accounting firm for the 2014 fiscal year; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

The Board of Directors has fixed the close of business on March 3, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

à	Internet – Go to www.investorvote.com/TREX. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

à	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

à	Email – Send email to investorvote@computershare.com with “Proxy Materials Trex Company, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2014.

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